File No. 2-74452
                                                     Rule 497(e)


            Merrill Lynch Variable Series Funds, Inc.

                Supplement dated May 15, 1997 to
                 Prospectus dated April 25, 1997


     Effective May 6, 1997, Daniel V. Szemis will serve as the Portfolio Manager for Merrill Lynch Equity Growth Fund and will be responsible for the day-to-day management of the Fund. Mr. Szemis has served as Vice President of Merrill Lynch Asset Management,
L.P. since 1996. From 1990 to 1996, Mr. Szemis was a portfolio manager with Prudential Mutual Fund Investment Management Advisors.
The Board of Directors of Merrill Lynch Variable Series Funds, Inc.
has approved a change in the name of the Merrill Lynch Equity Growth Fund to Merrill Lynch Special Value Focus Fund; this change is expected to take effect in the near future.

     Effective May 6, 1997, Merrill Lynch American Balanced Fund is permitted to invest up to 65% of its net assets in equity securities. Previously, this Fund normally limited its allocation of assets to equity securities to not more than 50% of its net assets.

     Effective May 6, 1997, Merrill Lynch Quality Equity Fund is permitted to include in its investments in foreign securities, securities quoted or denominated in currencies other than the United States dollar, and to engage in transactions in Currency Instruments, as described in Appendix B to the Prospectus, for hedging purposes.